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                                   EXHIBIT 10.18.1


FLOOR PLAN ACCOMMODATION AGREEMENT
(Security Agreement)

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DEALER                             PRINCIPAL PLACE OF BUSINESS
LITHIA MOTORS, INC.                360 E. JACKSON
                                   MEDFORD, OR  97504
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Executed at MEDFORD State of OREGON this 9TH day of SEPTEMBER 1996.

Dealer Is engaged In the business of selling and leasing personal properly, and from time to time will require financial assistance to floor its inventory personal property held for sale or lease. In order to induce UNITED STATES NATIONAL BANK OF OREGON (hereinafter "Lender") to make loans to Dealer from time to time to facilitate the purchase or retention of inventory held for sale or lease, Dealer agrees as follows:

1.0 COLLATERAL

    Dealer hereby grants to Lender a security interest in

    1.1 All inventory of Dealer held for sale or lease (including but not limited to trade-ins, repossessions, and inventory held for display or demonstration purposes), whether now owned or hereafter acquired;

    1.2 All accounts, chattel paper including but not limited to contracts and leases generated from the sale or lease of all inventory) and general intangibles, whether now owned or hereafter acquired; and

    1.3  Proceeds of all the foregoing.
(hereinafter collectively "the Collateral").

2.0 OBLIGATIONS

    2.1 The security interest granted hereby is to secure payment and performance of all liabilities and obligations of Dealer to Lender of every kind and description, direct or indirect, absolute or contingent (including but not limited to obligations as guarantor, surety or endorser), due or to become due whether now existing or hereafter arising (hereinafter "Obligations").

3.0 LOANS; PROMISSORY NOTES

    3.1 Insofar as Dealer may request and Lender may be willing in its discretion to make loans to Dealer, each such loan shall be evidenced by Dealer's promissory note payable on such terms as Lender may accept.

    3.2 Lender may, in its discretion, prepare a Schedule of Collateral Security, either in connection with a promissory note or otherwise, identifying advances made by the Lender with regard to particular items of Collateral. The existence or utilization of any such Schedules shall not affect the extent of the security interest granted under paragraphs 1 and 2 above.

    3.3 Dealer agrees that all loans by Lender hereunder will be used either to acquire or retain ownership of inventory and/or to pay Obligations of Dealer to Lender. Lender is authorized to disburse any loan made hereunder to persons supplying inventory to Dealer without any authorization other than contained herein.

    3.4 Dealer understands that although Dealer may execute and deliver promissory notes to Lender which are payable on demand, Lender may, prior to demand, require curtailment payments on such notes.

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    3.5  Regardless of the maturity of any note, immediately upon disposition
(by sale, lease or otherwise) of any Collateral, Dealer agrees to pay Lender in cash the amount, together with accrued interest thereon, which Lender has specifically loaned or advanced against the Collateral which has been disposed of.

4.0 LOCATION, MAINTENANCE AND INSPECTION OF COLLATERAL

    4.1 Dealer will keep all Collateral on premises owned or leased by Dealer at all times except while such property is in transit or while such property is being moved from one of premises owned or leased by Dealer to another such premises. Regardless of this paragraph 4.1 Dealer may part with the possession of certain units of Collateral for reasonable periods of time as may be necessary for demonstration purposes, provided that the Dealer has first received written permission from the Lender to use the units for this purpose.

    4.2 Dealer shall maintain all Collateral in good condition and repair and not commit or permit damage to or destruction of any of the Collateral Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral, wherever located.

    4.3 Dealer will immediately report to Lender any event causing loss of or unusual depreciation in value of Collateral. Dealer will deliver to Lender from time to time such reports concerning Collateral as Lender may request.

5.0 PLACES OF BUSINESS; INSPECTION OF RECORDS; NOTIFICATION OF ACCOUNT DEBTORS

    5.1 Dealer will promptly notify Lender in writing of any addition to, change in, or discontinuance of, its place or places of business.

    5.2 Lender shall be permitted to examine all records and books of account pertaining to the Collateral at any reasonable time.

    5.3 Lender may at any time notify account debtors on any Collateral that the Collateral has been assigned to Lender and that the proceeds thereof shall be paid to Lender. Upon request of Lender, Dealer will so notify such account debtors and will indicate on all billings to such account debtors that the amounts are payable to Lender.

6.0 DISPOSITION OF COLLATERAL

    6.1 Dealer may sell Collateral in the ordinary course of business for cash or on terms approved in advance by Lender except that no Collateral shall be sold on open account without the express permission of Lender.

    6.2 Immediately upon any sale, lease or other disposition of any Collateral, regardless of the terms thereof, Dealer agrees to pay to Lender in cash the amount, together with interest accrued thereon, which Lender has specifically named or advanced against the Collateral so disposed of.

    6.3 Dealer shall hold the entire proceeds of all dispositions of Collateral in trust for Lender and immediately deliver such proceeds to Lender and render a full accounting to Lender with respect to such proceeds.

7.0 FINANCING STATEMENTS: CERTIFICATES OF TITLE

    7.1 Whenever requested by Lender, Dealer will execute one or more financing statements satisfactory to Lender. A carbon, photographic or other reproduction of this security agreement or any financing statement shall be sufficient as a financing statement.

    7.2 If any Collateral is covered or may be covered by a certificate of title, Dealer will deliver the certificate of title or certificate of origin to the Lender with the necessary authority to enable the Lender to have a certificate of title issued with its security interest noted thereon.

8.0 INSURANCE; TAXES; LIENS

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    8.1  Dealer assumes all risk of loss to the Collateral and shall insure the
Collateral at its own expense against loss by fire, theft, and other risks designated by Lender for at least the cost of such Collateral, including collision insurance on demonstrators with deductible amount as approved by the Lender. Each policy shall be with a company and in a form acceptable to the Lender with the Lender's loss payable clause attached, and each policy shall be delivered to Lender.

    8.2 Dealer will promptly pay when due all taxes, assessments and liens upon the Collateral.

    8.3 Upon Dealer's failure to pay any amounts required to be paid hereunder, including insurance, taxes, assessments and liens on the Collateral, Lender may make such payments and any amount so paid shall be secured by all Collateral, shall be due on demand and shall bear interest until paid at such lawful rate as Lender may fix. In the event Lender must obtain insurance for any of the Collateral, Dealer will perform all repair work at its actual cost with respect to the Collateral made necessary on account of any casualty covered by insurance.

9.0 EVENTS OF DEFAULT

    The following shall constitute Events of Default:

    9.1 Default in the performance of any covenant or condition of this Agreement or of any agreement, note or other instrument executed in connection with this Agreement;

    9.2 Nonpayment by Dealer when due of all or any part of Dealer's Obligations to Lender and specifically nonpayment of any amount due hereunder upon sale by Dealer of any of the Collateral;

    9.3 Default by Dealer in the performance of any other obligation to Lender whether or not in connection with this Agreement;

    9.4 Any warranty or representation furnished to Lender proves to have been false when furnished;

    9.5 Loss, theft, damage, destruction, loan, consignment, mortgage, pledge or sale of any of the Collateral (except as expressly herein permitted in the ordinary course of business) or operation or use thereof except for display or demonstration purposes with Lender's written permission;

    9.6 Insolvency of Dealer, assignment by Dealer for the benefit of creditors, filing by Dealer of a voluntary petition in bankruptcy, adjudication that Dealer is bankrupt or appointment of receiver for assets of Dealer;

    9.7 Continued decline in Dealer's net worth which, in Lender's opinion, substantially increases Lender's risk;

    9.8 Inadequacy of or decline in value of the Collateral or unsafe use or misuse thereof which, In the Lender's opinion, substantially increases the Lender's risk; or

    9.9 Lender in good faith deems itself insecure such that it believes the prospect of it receiving payment or performance under this Agreement is impaired.

10.0 RIGHTS AND REMEDIES ON DEFAULT

In the event of any default by Dealer as defined in paragraph 9 above:

    10.1 All Obligations of Dealer to Lender, whether represented by notes or otherwise or whether incurred hereunder or otherwise shall, at Lender's option, become immediately due and payable, except that in the case of an event of default described in paragraph 9.6 above, such acceleration shall be automatic and not optionable.

    10.2 Lender may take possession of Collateral without legal process.

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    10.3 Lender may require that Dealer assemble the Collateral and make it available to Lender at a place reasonably convenient to both Dealer and Lender, and Dealer waives all claims for damages arising from such taking.

    10.4 With respect to any Collateral, Lender may give notice to Dealer of its intention to sell the same and may, not more than five (5) days after the serving or sending of such notice, sell the same for Dealer's account at public or private sale and may, at a public sale, itself become a purchaser. Such property may be sold in one or more sales, as Lender shall elect. The proceeds of any such sale, whether public or private, shall be applied (i) to the payment of the expenses of retaking, holding, preparing for the disposition of such property including legal fees and expenses: (ii) then to the satisfaction of all of Dealer's Obligations to Lender whether created pursuant to this Agreement or otherwise; (iii) then to the satisfaction of subordinate security interests in accordance with the Uniform Commercial Code of the state in which Lender is located. Any surplus shall be paid to Dealer. Dealer shall be liable to Lender for any deficiency. Notice of sale shall be deemed sufficiently given if in writing and either (i) personally handed to Dealer, or (ii) sent by postpaid ordinary mail to the Dealer's last known business address.

    10.5 Lender shall have such other rights to which it is entitled by law.

    10.6 All rights granted hereunder shall be cumulative.

11.0     ADDITIONAL SECURITY

    11.1 Regardless of the adequacy of any security which Lender may at any time hold hereunder and regardless of the adequacy of any other security which Lender may obtain at any of its offices from Dealer in connection with any other transaction, all deposits or other monies due from Lender to Dealer at any of its offices shall constitute additional security for, and may be set off against all Obligations secured hereby even though said Obligations may not then be due.

    11.2 Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, cash, property and the proceeds thereof owned by Dealer or in which Dealer has an interest, which now or hereafter are at any time in possession or control of Lender at any of its offices or in transit by mail or carrier to or from Lender or in the possession of any third party acting in Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender has conditionally released the same, shall constitute additional security for all Obligations hereunder and may be applied at any time to any Obligations which are then due whether by acceleration or otherwise.

    11.3 Dealer hereby assigns to Lender all of its rights to any rebates, credits, factory holdbacks, and incentive payments which may become due to Dealer by the factory or distributor with respect to any of the Collateral, and will pay the full amount of any such rebates, credits, factory holdbacks, and incentive payments to Lender, as soon as the same are received for application on Dealer's Obligations. Lender may collect any rebates, credits, factory holdbacks or incentive payments directly from the factory or distributor whether or not Dealer is in default on any Obligation to Lender, and may give appropriate instructions to the factory or distributor for that purpose.

    11.4 All reserves, however created, of Dealer in possession of Lender shall also constitute additional security for Dealer's Obligations to Lender.

12.0     MISCELLANEOUS

    12.1 Lender's waiver in any instance of any right hereunder shall not be deemed a waiver of such right in any subsequent instance.

    12.2 If Lender brings a suit or action to enforce the terms of this Agreement or to recover damages for the breach hereof, it shall be entitled to recover in addition to costs and disbursements allowed by law, such sums as the court may adjudge reasonable for Lender's attorneys' fees in such suit or action or on any appeal.

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    12.3 This Agreement is hereby substituted for any prior Floor Plan
Accommodation Agreement heretofore executed by Dealer and Lender. Any notes heretofore delivered by Dealer to Lender which refer to a prior Floor Plan Accommodation Agreement shall be secured not only by such agreement but also by this Floor Plan Accommodation Agreement (Security Agreement).

    12.4 This Agreement shall inure to the benefit of and bind the successor and assigns of Dealer and Lender.

    12.5 The various headings in this Agreement are for purposes of convenience only and are not considered a part hereof.


    12.6 This Agreement constitutes the entire agreement between Lender and Dealer and supersedes all prior and contemporaneous agreements, understandings, representations, negotiations and discussions, whether oral or written, between Lender and Dealer regarding the subject matter hereof. This Agreement may not be modified in any manner except by a writing signed by an authorized representative of the party being bound thereby.

13.0     APPOINTMENT OF ATTORNEY IN FACT

    13.1 Dealer hereby appoints any officer of Lender as its true and lawful attorney to sign and deliver to Lender on behalf of Dealer any note, financing statement or any other writing which may be necessary or convenient in connection herewith.

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LENDER                                        DEALER
UNITED STATES NATIONAL BANK OF OREGON         LITHIA MOTORS, INC.
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BY         TITLE                              BY    OFFICER, FIRM, MEMBER, OWNER

X                                             X
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